                                                                Exhibit 23(j)

                                           INDEPENDENT AUDITORS' CONSENT

     We  consent  to  the  use  in  this  Post-Effective  Amendment  No.  23  to
     Registration  Statement No.  33-23223 of Oppenheimer  Cash Reserves on Form
     N-1A of our report  dated August 21,  2003,  appearing in the  Statement of
     Additional Information,  which is part of such Registration Statement,  and to the  reference  to us under the headings  "Independent  Auditors" in the
     Statement of  Additional  Information  and  "Financial  Highlights"  in the
     Prospectus, which is also part of such Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
September 22, 2003